Business Combinations - Revised Purchase Price (Detail) - Manitoba Harvest $ in Thousands	Feb. 28, 2019 USD ($)
Business Acquisition [Line Items]
Cash paid on closing	$ 114,591
Cash payable six months after closing	37,490
Working capital adjustment	274
Contingent consideration	29,207
Total fair value of consideration transferred	310,272
Class 2 Common Stock
Business Acquisition [Line Items]
Class 2 common stock issued on closing	96,844	[1]
Class 2 common stock issuable six months after closing	$ 31,866	[1]

[1]	1,209,946 shares of Class 2 common stock were issued on closing. The amount of Class 2 common stock issuable six months after closing will be the determined in accordance with the Manitoba Harvest acquisition agreement based on the trading price of the shares.